Knowledge Leaders Developed World ETF

Ticker Symbol: KLDW

A series of Investment Managers Series Trust

Supplement dated June 1, 2020 to the

Summary Prospectus dated May 22, 2020.

Effective immediately, the reference to the Knowledge Leaders Developed World ETF’s website in the first paragraph under the section entitled “Performance Information” on page 5 of the Summary Prospectus is deleted and replaced with the following:

https://knowledgeleadersfunds.com/kldw/.

Please file this Supplement with your records.